UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 12, 2007

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 5.03.                                              Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On September 12, 2007, the Board of Directors of W. R. Grace & Co. (“Grace”) amended the Grace By-laws, effective immediately to permit Grace, if authorized by the Grace Board of Directors, to issue uncertificated shares of stock.  The Grace Board of Directors has not authorized the issuance of uncertificated shares of stock.

A copy of the By-laws is attached as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.                                              Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

(d)           Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of W. R. Grace & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated:  September 17, 2007